                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 14, 2002



I. RECONCILIATION OF COLLECTION ACCOUNT:
      End of Period Collection Account Balance as of Prior Payment Date:                               495,850.07
      Available Funds:
        Contract Payments due and received in this period                                            4,259,600.98
        Contract Payments due in prior period(s)
                and received in this period                                                            277,682.00
        Contract Payments received in this period for next period                                       39,251.76
        Sales, Use and Property Tax, Maintenance, Late Charges                                         119,370.89
        Prepayment Amounts related to early termination in this period                                 194,724.71
        Servicer Advance                                                                               919,484.44
        Proceeds received from recoveries on previously Defaulted Contracts                                  0.00
        Transfer from Reserve Account                                                                    4,284.11
        Interest earned on Collection Account                                                            6,320.49
        Interest earned on Affiliated Account                                                              627.56
        Proceeds from repurchase of Contracts per Contribution
                and Servicing Agreement Section 5.03                                                         0.00
        Amounts paid per Contribution and Servicing Agreement
                Section 7.01 (Substituted contract < Predecessor contract)                                   0.00
        Amounts paid under insurance policies                                                                0.00
        Any other amounts                                                                                    0.00
                                                                                                    -------------
      Total Available Funds                                                                          6,317,197.01
      Less: Amounts to be Retained in Collection Account                                               321,136.82
                                                                                                    -------------
      AMOUNT TO BE DISTRIBUTED                                                                       5,996,060.19
                                                                                                    =============
      DISTRIBUTION OF FUNDS:
         1. To Trustee -  Fees                                                                               0.00
         2. To Servicer, any unreimbursed Nonrecoverable
                Advances or Servicer Advances                                                          277,682.00
         3. To Noteholders (For Servicer Report immediately
                following the Final Additional Closing Date)

              a) Class A1 Principal and Interest                                                             0.00
              a) Class A2 Principal (distributed after A1 Note matures) and Interest                         0.00
              a) Class A3 Principal (distributed after A2 Note matures) and Interest                 4,223,864.57
              a) Class A4 Principal (distributed after A3 Note matures) and Interest                   619,968.75
              b) Class B Principal and Interest                                                         82,674.45
              c) Class C Principal and Interest                                                        165,762.43
              d) Class D Principal and Interest                                                        111,810.95
              e) Class E Principal and Interest                                                        147,706.18

         4. To Reserve Account for Requirement per
            Indenture Agreement Section 3.08                                                                 0.00
         5. To Issuer - Residual  Principal and Interest
            and Reserve Account Distribution
              a) Residual Interest (Provided no Restricting
                 or Amortization Event in effect)                                                       41,149.09
              b) Residual Principal (Provided no Restricting
                 or Amortization Event in effect)                                                      133,766.03
              c) Reserve Account Distribution (Provided no Restricting
                 or Amortization Event in effect)                                                        4,284.11
         6. To Servicer, Tax, Maintenance, Late Charges and
            Bank Interest Earned and Any Other Amounts                                                 126,318.94
         7. To Servicer, Servicing Fee and other Servicing Compensations                                61,072.69
                                                                                                    -------------
      TOTAL FUNDS DISTRIBUTED                                                                        5,996,060.19
                                                                                                    =============
                                                                                                    -------------
      End of Period Collection Account Balance {Includes Payments
                in Advance & Restricting Event Funds (if any)}                                         321,136.82
                                                                                                    =============
II. RESERVE ACCOUNT

Beginning Balance                                                                                   $2,925,289.09
      - Add Investment Earnings                                                                          4,284.11
      - Add Transfer from Certificate Account
         (To Satisfy Reserve Account Requirement)                                                            0.00
      - Less Distribution to Certificate Account                                                         4,284.11
                                                                                                    -------------
End of period balance                                                                               $2,925,289.09
                                                                                                    =============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                          $2,925,289.09
                                                                                                    =============

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 14, 2002


III. CLASS A NOTE PRINCIPAL BALANCE
Beginning Principal Balance of the Class A Notes
          Pool A                                                                      106,165,211.16
          Pool B                                                                       37,151,576.09
                                                                                      --------------
                                                                                                                143,316,787.25
Class A Overdue Interest, if any                                                                0.00
Class A Monthly Interest - Pool A                                                         681,533.10
Class A Monthly Interest - Pool B                                                         238,496.47

Class A Overdue Principal, if any                                                               0.00
Class A Monthly Principal - Pool A                                                      2,555,323.61
Class A Monthly Principal - Pool B                                                      1,368,480.14
                                                                                      --------------
                                                                                                                  3,923,803.75
Ending Principal Balance of the Class A Notes
          Pool A                                                                      103,609,887.55
          Pool B                                                                       35,783,095.95
                                                                                      --------------            --------------
                                                                                                                139,392,983.50
                                                                                                                ==============


Interest Paid Per $1,000       Principal Paid Per $1,000      Ending Principal
Original Face $257,425,000     Original Face $257,425,000     Balance Factor
$3.573971                      $15.242512                     54.148969%


IV.  CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
          Class A1                                                                              0.00
          Class A2                                                                              0.00
          Class A3                                                                     47,691,787.25
          Class A4                                                                     95,625,000.00
                                                                                       -------------

Class A Monthly Interest                                                                                        143,316,787.25
          Class A1 (Actual Number Days/360)                                                     0.00
          Class A2                                                                              0.00
          Class A3                                                                        300,060.82
          Class A4                                                                        619,968.75
                                                                                       -------------

Class A Monthly Principal
          Class A1                                                                              0.00
          Class A2                                                                              0.00
          Class A3                                                                      3,923,803.75
          Class A4                                                                              0.00
                                                                                       -------------
                                                                                                                  3,923,803.75
Ending Principal Balance of the Class A Notes
          Class A1                                                                              0.00
          Class A2                                                                              0.00
          Class A3                                                                     43,767,983.50
          Class A4                                                                     95,625,000.00
                                                                                       -------------            --------------
                                                                                                                139,392,983.50
                                                                                                                ==============


Class A3
Interest Paid Per $1,000      Principal Paid Per $1,000      Ending Principal
Original Face $83,000,000     Original Face $83,000,000      Balance Factor
$3.615191                     $47.274744                     52.732510%

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 14, 2002


V.  CLASS B NOTE PRINCIPAL BALANCE

     Beginning Principal Balance of the Class B Notes
               Pool A                                                                      1,808,994.14
               Pool B                                                                        632,979.49
                                                                                           ------------
                                                                                                                 2,441,973.63

     Class B Overdue Interest, if any                                                              0.00
     Class B Monthly Interest - Pool A                                                        11,698.16
     Class B Monthly Interest - Pool B                                                         4,093.27
     Class B Overdue Principal, if any                                                             0.00
     Class B Monthly Principal - Pool A                                                       43,556.65
     Class B Monthly Principal - Pool B                                                       23,326.37
                                                                                           ------------
                                                                                                                    66,883.02
     Ending Principal Balance of the Class B Notes
               Pool A                                                                      1,765,437.49
               Pool B                                                                        609,653.12
                                                                                           ------------          ------------
                                                                                                                 2,375,090.61
                                                                                                                 ============

     Interest Paid Per $1,000      Principal Paid Per $1,000    Ending Principal
     Original Face $4,387,000      Original Face $4,387,000     Balance Factor
     $3.599597                     $15.245731                   54.139289%


VI. CLASS C NOTE PRINCIPAL BALANCE
      Beginning Principal Balance of the Class C Notes
               Pool A                                                                      3,618,679.47
               Pool B                                                                      1,266,267.82
                                                                                           ------------
                                                                                                                 4,884,947.29

      Class C Overdue Interest, if any                                                             0.00
      Class C Monthly Interest - Pool A                                                       23,702.35
      Class C Monthly Interest - Pool B                                                        8,294.05
      Class C Overdue Principal, if any                                                            0.00
      Class C Monthly Principal - Pool A                                                      87,113.30
      Class C Monthly Principal - Pool B                                                      46,652.73
                                                                                           ------------
                                                                                                                   133,766.03
      Ending Principal Balance of the Class C Notes
               Pool A                                                                      3,531,566.17
               Pool B                                                                      1,219,615.09
                                                                                           ------------          ------------
                                                                                                                 4,751,181.26
                                                                                                                 ============

      Interest Paid Per $1,000    Principal Paid Per $1,000     Ending Principal
      Original Face $8,775,000    Original Face $8,775,000      Balance Factor
      $3.646313                   $15.243992                    54.144516%

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 14, 2002


VII.  CLASS D NOTE PRINCIPAL BALANCE

         Beginning Principal Balance of the Class D Notes
                      Pool A                                                               2,412,452.98
                      Pool B                                                                 844,178.56
                                                                                           ------------
                                                                                                                  3,256,631.54

         Class D Overdue Interest, if any                                                          0.00
         Class D Monthly Interest - Pool A                                                    16,766.55
         Class D Monthly Interest - Pool B                                                     5,867.04
         Class D Overdue Principal, if any                                                         0.00
         Class D Monthly Principal - Pool A                                                   58,075.54
         Class D Monthly Principal - Pool B                                                   31,101.82
                                                                                           ------------
                                                                                                                     89,177.36
         Ending Principal Balance of the Class D Notes
                      Pool A                                                               2,354,377.44
                      Pool B                                                                 813,076.74
                                                                                           ------------           ------------
                                                                                                                  3,167,454.18
                                                                                                                  ============

         Interest Paid Per $1,000    Principal Paid Per $1,000    Ending Principal
         Original Face $5,850,000    Original Face $5,850,000     Balance Factor
         $3.868990                   $15.243993                   54.144516%


VIII. CLASS E NOTE PRINCIPAL BALANCE
         Beginning Principal Balance of the Class E Notes
                      Pool A                                                               3,015,911.86
                      Pool B                                                               1,055,377.61
                                                                                           ------------
                                                                                                                  4,071,289.47

         Class E Overdue Interest, if any                                                          0.00
         Class E Monthly Interest - Pool A                                                    26,841.62
         Class E Monthly Interest - Pool B                                                     9,392.86
         Class E Overdue Principal, if any                                                         0.00
         Class E Monthly Principal - Pool A                                                   72,594.42
         Class E Monthly Principal - Pool B                                                   38,877.28
                                                                                           ------------
                                                                                                                    111,471.70
         Ending Principal Balance of the Class E Notes
                      Pool A                                                               2,943,317.44
                      Pool B                                                               1,016,500.33
                                                                                           ------------           ------------
                                                                                                                  3,959,817.77
                                                                                                                  ============


         Interest Paid Per $1,000    Principal Paid Per $1,000    Ending Principal
         Original Face $7,313,000    Original Face $7,313,000     Balance Factor
         $4.954804                   $15.242951                   54.147652%

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 14, 2002



IX. ISSUERS RESIDUAL PRINCIPAL BALANCE

      Beginning Residual Principal Balance
                         Pool A                                                 3,621,381.66
                         Pool B                                                 1,267,475.06
                                                                                ------------
                                                                                                     4,888,856.72

      Residual Interest - Pool A                                                   30,474.43
      Residual Interest - Pool B                                                   10,674.66
      Residual Principal - Pool A                                                  87,113.30
      Residual Principal - Pool B                                                  46,652.73
                                                                                ------------
                                                                                                       133,766.03
      Ending Residual Principal Balance
                         Pool A                                                 3,534,268.36
                         Pool B                                                 1,220,822.33
                                                                                ------------         ------------
                                                                                                     4,755,090.69
                                                                                                     ============

X.  PAYMENT TO SERVICER

       - Collection period Servicer Fee                                                                 61,072.69
       - Servicer Advances reimbursement                                                               277,682.00
       - Tax, Maintenance, Late Charges, Bank Interest and other amounts                               126,318.94
                                                                                                     ------------
      Total amounts due to Servicer                                                                    465,073.63
                                                                                                     ============

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 14, 2002



XI.  AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
     Aggregate Discounted Contract Balance, as defined in Indenture
        Agreement, at the beginning of the related Collection Period                                            120,642,631.25

     Aggregate Discounted Contract Balance of Additional Contracts
        acquired during Collection Period                                                                                 0.00

     Decline in Aggregate Discounted Contract Balance                                                             2,903,776.83
                                                                                                                --------------
     Aggregate Discounted Contract Balance, as defined in Indenture
        Agreement, at the ending of the related Collection Period                                               117,738,854.42
                                                                                                                ==============
     Components of Decline in Aggregate Discounted Contract Balance:
         - Principal portion of Contract Payments  and Servicer Advances                    2,868,138.75

         - Principal portion of Prepayment Amounts                                             35,638.08

         - Principal portion of Contracts repurchased under
           Indenture Agreement Section 4.02                                                        0.00

         - Aggregate Discounted Contract Balance of Contracts that
              have become Defaulted Contracts during the Collection Period                          0.00

         - Aggregate Discounted Contract Balance of Substitute
              Contracts added during Collection Period                                              0.00

         - Aggregate Discounted Contract Balance of Predecessor
              Contracts withdrawn during Collection Period                                          0.00
                                                                                            ------------
                  Total Decline in Aggregate Discounted Contract Balance                    2,903,776.83
                                                                                            ============

POOL B
     Aggregate Discounted Contract Balance, as defined in Indenture Agreement,
        at the beginning of the related Collection Period                                                        42,217,854.63

     Aggregate Discounted Contract Balance of Additional Contracts
        acquired during Collection Period                                                                                 0.00

     Decline in Aggregate Discounted Contract Balance                                                             1,555,091.07
                                                                                                                --------------
     Aggregate Discounted Contract Balance, as defined in Indenture
        Agreement, at the ending of the related Collection Period                                                40,662,763.56
                                                                                                                ==============
     Components of Decline in Aggregate Discounted Contract Balance:
         - Principal portion of Contract Payments and Servicer Advances                     1,390,191.44

         - Principal portion of Prepayment Amounts                                            164,899.63

         - Principal portion of Contracts repurchased under
              Indenture Agreement Section 4.02                                                      0.00

         - Aggregate Discounted Contract Balance of Contracts
              that have become Defaulted Contracts during the Collection Period                     0.00

         - Aggregate Discounted Contract Balance of Substitute Contracts added
              during Collection Period                                                              0.00

         - Aggregate Discounted Contract Balance of Predecessor
              Contracts withdrawn during Collection Period                                          0.00
                                                                                            ------------
                  Total Decline in Aggregate Discounted Contract Balance                    1,555,091.07
                                                                                            ============
                                                                                                                --------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                               158,401,617.98
                                                                                                                ==============

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 14, 2002


XIII.  CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

        POOL A                                                                                               Predecessor
                                                                     Discounted            Predecessor       Discounted
        Lease #     Lessee Name                                      Present Value         Lease #           Present Value
        -------     -----------                                      -------------         -------           -------------
        3155-007    RADNET MANAGEMENT, INC.                             $188,552.08        1231-033          $1,243,525.87
        3155-008    RADNET MANAGEMENT, INC.                             $535,706.60        1572-033            $878,621.70
        3205-002    FOUNTAIN AND PHOENIX DIAGNOSTIC                   $3,111,829.21        2421-001          $1,711,098.71
        3307-002    OPEN MRI OHIO 2 VENTURES, LLC                       $767,314.06        1046-501            $639,976.34
        3330-004    OPEN MRI TEXAS VENTURES, LLC                        $756,617.60        1100-503            $659,108.62
                                                                                           1912-002            $107,797.25

                                                                    ---------------                        ---------------
                                                           Totals:    $5,360,019.55                          $5,240,128.49

        a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                             $5,240,128.49
        b) ADCB OF POOL A AT CLOSING DATE                                                                  $202,195,615.75
        c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                              2.59%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                    $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                     $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                                                 $0.00


CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED
COLLECTION PERIOD                                          YES       NO  X

        POOL B                                                                                               Predecessor
                                                                     Discounted            Predecessor       Discounted
        Lease #     Lessee Name                                      Present Value         Lease #           Present Value
        -------     -----------                                      -------------         -------           -------------
        3305-001    OPEN MRI IOWA VENTURES, LLC                       $1,004,680.88        1047-501             $77,392.98
                                                                                           1100-504             $93,947.73
                                                                                           1344-026             $17,225.68
                                                                                           1344-029             $63,104.76
                                                                                           1344-030              $2,292.14
                                                                                           1347-010              $5,382.42
                                                                                           1347-011            $202,500.53
                                                                                           1347-012            $194,679.35
                                                                                           1791-008             $10,844.23
                                                                                           1791-010             $60,297.19
                                                                                           1791-011              $9,057.14
                                                                                           1791-012              $9,708.25
                                                                                           2097-004             $44,783.62
                                                                                           2454-001             $80,861.15
                                                                                           2454-003             $86,291.63
                                                                                           1101-524             $27,639.26
                                                                      -------------                         --------------
                                                           Totals:    $1,004,680.88                            $986,008.06

        a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                               $986,008.06
        b) ADCB OF POOL B AT CLOSING DATE                                                                   $90,333,293.68
        c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                                1.09%


         * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                             $0.00
b)  Total discounted Contract Balance of Substitute Receivables                              $0.00
c)  If (a) > (b), amount to be deposited in Collection
    Account per Contribution & Servicing Agreement Section 7.02                              $0.00


CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED
COLLECTION PERIOD                                           YES        NO  X

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 14, 2002


XIV.  CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL
      A) & GENERAL RIGHTS (POOL B)

        POOL A -
        NON-
        PERFORMING                                                                                             Predecessor
                                                                          Discounted           Predecessor     Discounted
        Lease #       Lessee Name                                         Present Value        Lease #         Present Value
        -------       -----------                                         -------------        -------         -------------
        2841-002      MEDICAL IMAGING CO., INC.                              $980,724.35       2207-005         $1,326,497.89
        2908-001      ALASE, L.L.C.                                          $131,731.36
        2002476-2     ASHLAND AREA COMMUNITY HOSPITAL INC.                   $169,739.33
                      CASH                                                    $44,302.85
        1999-004      NAVIX DIAGNOSTIX, INC.                               $2,985,811.62       1881-005         $2,387,877.73
        3155-007      RADNET MANAGEMENT, INC.                                $335,553.30       4284-402           $335,553.30
        1504-013      SIGNATURE MEDICAL                                    $1,221,375.67       2557-001         $1,323,430.38
                      CASH                                                   $102,054.71

                                                                           -------------                       --------------
                                                                  Totals:  $5,971,293.19                        $5,373,359.30

        a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                         5,373,359.30
        b) ADCB OF POOL A AT CLOSING DATE                                                                    $202,195,615.75
        c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                2.66%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                  $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                   $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                                               $0.00


CHANGE IN ANY OF THE ABOVE DETAIL DURING THE
RELATED COLLECTION PERIOD                                   YES       NO  X


        POOL B -
        GENERAL
        CONTRACT
        SUBSTITUTION
        RIGHTS                                                                                                 Predecessor
                                                                           Discounted          Predecessor     Discounted
        Lease #          Lessee Name                                       Present Value       Lease #         Present Value
        -------          -----------                                       -------------       -------         -------------
        1679-002         OPENSIDED MRI OF ST. LOUIS, L.L.C.                  $506,250.32       2207-004          $611,746.22
        1218-020         MEDICAL SERVICES OF AMERICA                         $200,642.43


                                                                            ------------                      --------------
                                                                  Totals:    $706,892.75                         $611,746.22

        a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                             $611,746.22
        b) ADCB OF POOL B AT CLOSING DATE                                                                     $90,333,293.68
        c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                0.68%


         * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                           $0.00
b)  Total discounted Contract Balance of Substitute Receivables                            $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                                        $0.00


CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED
COLLECTION PERIOD                                           YES        NO  X

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 14, 2002


XV. POOL PERFORMANCE MEASUREMENTS


1.            AGGREGATE DISCOUNTED CONTRACT BALANCE

     CONTRACTS DELINQUENT > 90 DAYS                                       TOTAL OUTSTANDING CONTRACTS
     This Month                                  5,630,780.19             This Month                           158,401,617.98
     1 Month Prior                               4,258,401.32             1 Month Prior                        162,860,485.88
     2 Months Prior                              4,760,338.43             2 Months Prior                       167,670,985.68

     Total                                      14,649,519.94             Total                                488,933,089.54

     a) 3 MONTH AVERAGE                          4,883,173.31             b) 3 MONTH AVERAGE                   162,977,696.51

     c) a/b                                             3.00%


2.   Does a Delinquency Condition Exist (1c > 6%)?                                      Yes ________________       No  ___X___

3.   Restricting Event Check

     A. A Delinquency Condition exists for current period?                              Yes ________________       No  ___X___
     B. An Indenture Event of Default has occurred and is then continuing?              Yes ________________       No  ___X___

4.   Has a Servicer Event of Default occurred?                                          Yes ________________       No  ___X___


5.   Amortization Event Check

     A. Is 1c  > 8% ?                                                                   Yes ________________       No  ___X___
     B. Bankruptcy, insolvency, reorganization;
         default/violation of any covenant or obligation
          not remedied within 90 days?                                                  Yes ________________       No  ___X___
     C. As of any Determination date, the sum of all
         defaulted contracts since the Closing date
          exceeds 6% of the ADCB on the Closing Date?                                   Yes ________________       No  ___X___



6.   Aggregate Discounted Contract Balance at Closing Date                          Balance  $270,243,724.70
                                                                                             ---------------

     DELINQUENT LEASE SUMMARY

        Days Past Due           Current Pool Balance         # Leases
        -------------           --------------------         --------
              31 - 60                   9,080,122.23               44
              61 - 90                   1,335,189.99               11
             91 - 180                   5,630,780.19               35


     Approved By:
     Matthew E. Goldenberg
     Vice President
     Structured Finance and Securitization